SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 Or 15(d) Of
The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported):
September 30, 2003

GOOD GUYS, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	0-14134	94-2366177
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

1600 Harbor Bay Parkway, Suite 200, Alameda, California 94502
(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): 510/747-6000

Item 5. Other Events
Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURE
Exhibit Index
Exhibit 2.1
Exhibit 10.34
Exhibit 10.35
Exhibit 10.36
Exhibit 10.37
Exhibit 10.38
Exhibit 99.1
Exhibit 99.2

     Item 5. Other Events.

     On September 29, 2003, Good Guys, Inc. (the “Company”) announced that it had entered into an Agreement and Plan of Merger, dated as of September 29, 2003 (the “Merger Agreement”), by and among CompUSA Inc. (“CompUSA”), Gladiator Acquisition Corp., a wholly owned subsidiary of CompUSA (“GAC”), and the Company. Under the terms of the Merger Agreement, the Company will become a wholly owned subsidiary of CompUSA through the merger of GAC with and into the Company (the “Merger”) and each share of common stock of the Company will be converted into the right to receive $2.05 in cash per share. The Merger is subject to various conditions set forth in the Merger Agreement, including obtaining regulatory approvals and the approval of the holders of at least the majority of the outstanding shares of common stock of the Company. A copy of the Merger Agreement and a copy of the press release are attached hereto as Exhibits 2.1 and 99.1, respectively.

     In connection with the transaction, CompUSA has also invested $5,000,000 in the Company through a two-year unsecured subordinated convertible promissory note issued by the Company’s subsidiary, Good Guys California, Inc., convertible into the Company’s common stock at a conversion price of $2.05 per share (the “Note”). The Company has entered into a Registration Rights Agreement with CompUSA with respect to the common stock of the Company issuable upon conversion of the Note. Copies of the Note and the Registration Rights Agreement are attached hereto as Exhibits 10.34 and 10.35, respectively.

     In connection with the Merger Agreement and the Note, the Company’s wholly owned subsidiary, Good Guys California, Inc., has amended its credit facility with Bank of America and General Electric Capital Corporation, and Bank of America and General Electric Capital Corporation have entered into an Intercreditor and Subordination Agreement with CompUSA and the Company. Copies of the Fifth Amendment to Loan and Security Agreement and the Intercreditor and Subordination Agreement are attached hereto as Exhibits 10.37 and 10.38, respectively.

     Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

2.1	Agreement and Plan of Merger, dated as of September 29, 2003, among CompUSA Inc., Gladiator Acquisition Corporation and Good Guys, Inc.

10.34	Unsecured Subordinated Convertible Promissory Note, issued September 29, 2003 by the Company and Good Guys California, Inc. to CompUSA Inc.

10.35	Registration Rights Agreement, dated as of September 29, 2003, by and among CompUSA and Good Guys, Inc.

10.36	Fourth Amendment to Loan and Security Agreement, dated as of July 8, 2003, by and among Good Guys California, Inc., Bank of America and General Electric Capital Corporation.

10.37	Fifth Amendment to Loan and Security Agreement, dated as of September 29, 2003, by and among Good Guys California, Inc., Bank of America and General Electric Capital Corporation.

10.38	Intercreditor and Subordination Agreement, dated as of September 29, 2003, by and among CompUSA, Bank of America, General Electric Capital Corporation, Good Guys, Inc. and Good Guys California, Inc.

99.1	Press Release Dated, September 29, 2003.

99.2	Press Release Dated, September 29, 2003.

     Item 12. Results of Operations and Financial Condition.

     On September 29, 2003, Good Guys, Inc. issued a press release announcing its financial results for the quarter ended August 31, 2003. A copy of the press release is furnished as Exhibit 99.2 to this report and is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD GUYS, INC. (Registrant)

By: /s/ David A. Carter

Name:	David A. Carter
Title:	Chief Financial Officer

Dated: September 30, 2003

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Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 29, 2003, among CompUSA Inc., Gladiator Acquisition Corporation and Good Guys, Inc.

10.34	Unsecured Subordinated Convertible Promissory Note, issued September 29, 2003 by the Company and Good Guys California, Inc. to CompUSA Inc.

10.35	Registration Rights Agreement, dated as of September 29, 2003, by and among CompUSA and Good Guys, Inc.

10.36	Fourth Amendment to Loan and Security Agreement, dated as of July 8, 2003, by and among Good Guys California, Inc., Bank of America and General Electric Capital Corporation.

10.37	Fifth Amendment to Loan and Security Agreement, dated as of September 29, 2003, by and among Good Guys California, Inc., Bank of America and General Electric Capital Corporation.

10.38	Intercreditor and Subordination Agreement, dated as of September 29, 2003, by and among CompUSA, Bank of America, General Electric Capital Corporation, Good Guys, Inc. and Good Guys California, Inc.

99.1	Press Release, dated September 29, 2003

99.2	Press Release, dated September 29, 2003

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